Exhibit 99.3

Security Agreement (Portfolio and Cash Deposits - Third Party - Citibank, N.A. as Custodian)

Form 21/CEP

Name of Chargor and address of its registered or principal office: Flagstone Réassurance Suisse, SA, Rue du College 1, CH-1920, Martigny, Switzerland CH-621.3.007.041-9

facsimile no: +41 27 721 00 11        Company Number:                   (the "Chargor")

Name of Custodian and address of its registered or principal office:
CITIBANK, N.A., FAO: INSURANCE LETTER OF CREDIT PRODUCT MANAGER, CITIGROUP CENTRE, CANADA SQUARE, CANARY WHARF, LONDON E14 5LB

                              (the "Custodian")

Date: 22 January 2009

To:	CITIBANK EUROPE PLC (the "Bank")
Insurance Letter of Credit Department
2nd Floor
1 North Wall Quay
Dublin 1
Republic of Ireland

The terms used in this Security Agreement are defined in Clause 21.

RECITALS

(A)
The Chargor has entered into a Pledge Agreement with the Bank (the “Pledge Agreement”) under which certain of the Chargor’s deposits in and securities at JP Morgan Chase Bank, N.A. (or such other person as the Chargor and the Bank may agree to in writing from time to time) (the “New York Custodian”) are pledged to and under the control of the Bank with the intention of providing the Bank with a perfected first priority security interest in such securities as further security for the performance of the Obligations.

(B)
The Chargor and the Bank desire that the collateral pledged hereunder and the collateral pledged pursuant to the pledge Agreement shall both be considered in determining whether, at all times and pursuant to Clause 4 hereof, the aggregate of the New York Collateral Value (as that term is defined in the Pledge Agreement) and the London Collateral Value (as defined below) shall be equal to or exceed the Required Account Value (as defined below).

1.	PAYMENT AND DISCHARGE

The Chargor shall pay and discharge in full all of the Obligations at the times and in the manner provided for in each Agreement.

2.	CHARGE

(a)
The Chargor hereby charges with full title guarantee and by way of first fixed charge, in the Bank’s favour all of the Charged Portfolio for the payment to the Bank and the discharge of all of the Obligations.

(b)	The Chargor shall deliver, transfer or assign all of the Charged Portfolio to the Custodian by means acceptable to the Bank.

3.	CUSTODIAN’S UNDERTAKING

The Custodian’s Undertaking to the Bank (Schedule 2 to this Agreement) shall be executed simultaneously with the execution of this Security Agreement.

4.	COLLATERAL REQUIREMENTS

The Chargor undertakes to:

(a)
ensure that at all times the Letter of Credit Value of the Charged Portfolio (such value, the “London Collateral Value”) shall, when added to the New York Collateral Value of property pledged in New York to the Bank pursuant to the Pledge Agreement equal to or exceed the Required Account Value;

                (b)  from time to time,
a.	pay or transfer to the Custodian (by way of increment to the Charged Portfolio) Deposits and Securities; and/or
b.	cause additional Qualifying Collateral (as that term is defined in the Pledge Agreement) to be transferred to the New York Custodian pursuant to the Pledge Agreement so that at all times the aggregate of the London Collateral Value and New York Collateral Value is equal to or exceeds the Required Account Value; and

(c)
ensure that at all times each component part of the Charged Portfolio shall satisfy the Bank’s Requirements.  Final determination as to whether the Bank’s Requirements have been satisfied shall be at the sole discretion of the Bank.

5.	FURTHER ASSURANCE

(a)
The Chargor undertakes forthwith upon notice to that effect by the Bank to execute and sign in the Bank or its nominees’ or agent's favour and to deliver to the Bank all such transfers (or, if the Bank shall so require, partially completed instruments of transfer with the name of the transferee, date and consideration left blank), assignments and notices (including without limitation the notice in the form set out in Schedule One), and to make all such payments, as the Bank may specify in such notice for the purpose of perfecting the Bank’s title to all or any part of the Charged Portfolio or for enabling the Bank (as the Bank shall be entitled at any time to do) to vest  the same in the Bank’s name or in the name(s) of the Bank’s nominees or agents or any purchaser.

(b)
The Chargor further undertakes forthwith upon notice to that effect by the Bank to execute in the Bank or its nominees’ or agents’ favour and to deliver to the Bank such legal or other mortgages of the Charged Portfolio or any part thereof for the purpose of securing or further securing the Obligations and being in such form as the Bank shall require.

6.	REPRESENTATIONS AND WARRANTIES

(a)	The Chargor hereby represents and warrants to the Bank and undertakes that:-

(i)
it is and will, at all times during the subsistence of the security hereby constituted, be the sole, lawful and beneficial owner of all the Charged Portfolio free from mortgages or charges (other than this charge and any such mortgages as are referred to in Clause 5(b)) or other encumbrances;

(ii)	it has not sold or agreed to sell or otherwise disposed of or agreed to dispose of the benefit of the Charged Portfolio or any part thereof;

(iii)	it has and will at all times have the necessary power to enable the Chargor to enter into and perform the obligations expressed to be assumed by it under this Security Agreement;

(iv)	this Security Agreement constitutes its legal, valid, binding and enforceable obligation and is a security over the Charged Portfolio and every part thereof effective in accordance with its terms; and

(v)
all necessary authorisations to enable or entitle it to enter into this Security Agreement have been obtained and are in full force and effect and will remain in such force and effect at all times during the subsistence of the security hereby constituted.

(b)	The Chargor hereby represents and warrants to the Bank that:-

(i)	it is not unable to pay its debts as they fall due;

(ii)	it has not been deemed or declared to be unable to pay its debts under applicable law;

(iii)	it has not suspended making payments or any of its debts;

(iv)	it has not by reason of actual or anticipated financial difficulties commenced negotiations with any of its creditors with a view to rescheduling any of its indebtedness;

(v)	the value of its assets is not less than its liabilities (taking into account contingent and prospective liabilities);

(vi)	no moratorium has been declared in respect of any of its indebtedness; and

(vii)      no analogous or similar event or concept to those set out in Clauses 6(b)(i) - 6(b)(vi)above has occurred or is the case under the laws of any jurisdiction.

7.	NEGATIVE PLEDGE

The Chargor hereby undertakes with the Bank that at no time during the subsistence of the security hereby constituted will it, otherwise than:-

(a)	in the Bank’s favour, or in favour of Citibank, N.A. (if applicable); or

(b)	with the Bank’s prior written consent and in accordance with and subject to any conditions which the Bank may attach to such consent,

create, grant, extend or permit to subsist any mortgage or other fixed security or any floating charge on or over the Charged Portfolio or any part thereof. The foregoing prohibition shall apply not only to mortgages, other fixed securities and floating charges which rank or purport to rank in point of security in priority to the security hereby constituted but also to any mortgages, securities or floating charges which rank or purport to rank pari passu therewith or thereafter.

8.	ENFORCEMENT AND POWER OF SALE

(a)	If:-

(i)	the Chargor defaults in paying or discharging any of the Obligations on demand;

(ii)	the Chargor defaults under or fails to comply with any provision of this Security Agreement, the Pledge Agreement or of any agreement or contract giving rise to any of the Obligations;

(iii)
a petition or application is presented for the making of an administration order in relation to the Chargor or if any person who is entitled to do so gives written notice of its intention to appoint an administrator of the Chargor or files such a notice with the court, then:

(A)
the security created by or pursuant to this Security Agreement shall become immediately enforceable and the Bank may, without notice to the Chargor or prior authorisation from any court, in the Bank’s absolute discretion enforce all or any part of that security (at the times, in the manner and on the terms the Bank thinks fit) and take possession of and hold or dispose of all or any part of the Charged Portfolio; and

(B)
the Bank shall have and be entitled without prior notice to the Chargor to exercise the power to sell or otherwise dispose of, for any consideration (whether payable immediately or by installments) as the Bank shall think fit, the whole or any part of the Charged Portfolio and may (without prejudice to any right which the Bank may have under any other provision hereof) treat such part of the Charged Portfolio as consists of money as if it were the proceeds of such sale or other disposal. The Bank shall be entitled to apply the proceeds of such sale or other disposal in paying the costs of such sale or other disposal and (subject to the rights or claims of any person entitled in priority to the Bank) in or towards the discharge of the Obligations, the balance (if any) to be paid to the Chargor or other persons entitled thereto. Such power of sale or other disposal shall operate as a variation and extension of the statutory power of sale under Section 101 of the Law of Property Act 1925.

(b)
The restriction contained in Section 103 of the Law of Property Act 1925 on the exercise of the statutory power of sale shall not apply to any exercise by the Bank of its power of sale or other disposal which shall arise, as shall the statutory power under the said Section 101 of appointing a receiver of the Charged Portfolio or the income thereof, immediately upon any such default or failure by the Chargor or the Custodian as is referred to in Clause 8(a).  A certificate in writing by the Bank’s officer or agent in favour of a purchaser of all or any part of the Charged Portfolio that either or both of such powers has arisen and is exercisable shall be conclusive evidence of that fact.

(c)	Without limitation to the generality of the Bank’s rights and remedies as set forth in Clause 8(a), the Bank may at any time without prior notice to the Chargor:-

(i)	exercise any or all of the Bank’s rights under or pursuant to the Custodian’s Undertaking and

(ii)
if any or all of the component parts of the Charged Portfolio delivered, transferred or assigned to the Bank under or pursuant to the Custodian’s Undertaking do not satisfy the Bank’s Requirements (the "Ineligible Property"), then the Bank may (but shall not be obliged to):

(1)
convert for the Chargor’s account and at the Chargor’s sole risk all or any part of the Ineligible Property into property which does satisfy all or any of the Bank’s Requirements in such manner as the Bank in its sole discretion may determine to be appropriate; and /or

(2)
sell for the Chargor’s account and at the Chargor’s sole risk all or any part of the Ineligible Property in return for payment of such currency or currencies as the Bank in its sole discretion determine to be appropriate and pay the same to an account or accounts opened or maintained by the Bank for that purpose pursuant to Clause 13(b).

(d)
The Bank shall not be liable to account as a mortgagee in possession in respect of all or any part of the Charged Portfolio or be liable for any loss upon realisation or for any neglect, default or omission in connection with the Charged Portfolio to which a mortgagee in possession might otherwise be liable.

9.	POWER OF ATTORNEY

The Chargor hereby irrevocably appoints the Bank to be its attorney and in its name and on its behalf and as its act and deed to sign, seal, execute, deliver, perfect and do all deeds, instruments, mortgages and things as may be, or as the Bank may consider to be, requisite for carrying our any obligations imposed on the Chargor under Clause 5, or for enabling the Bank to exercise its power(s) of sale or other disposal or conversion referred to in Clause 8 or for carrying into effect any such sale or other disposal or conversion made under such power(s) by executing instruments of transfer (or completing partially completed instruments executed by the Bank), assignments or notices, or exercising any of the rights and powers from time to time attaching to any part of the Charged Portfolio.  The Chargor hereby undertakes to ratify and confirm all things done and documents executed by the Bank in the exercise of the power of attorney conferred by this Clause.

10.	CONSOLIDATION OF SECURITIES

Subsection (1) of Section 93 of the Law of Property Act 1925 shall not apply to this Security Agreement.

11.	EFFECTIVENESS OF SECURITY

(a)
This Security Agreement shall be in addition to and shall be independent of every other security which the Bank may at any time hold for any of the Obligations. No prior security held by the Bank over the whole or any part of the Charged Portfolio shall merge in the security hereby constituted.

(b)	This Security Agreement shall remain in full force and effect as a continuing security unless and until the Bank discharges it.

(c)
Nothing contained in this Security Agreement is intended to, or shall operate so as to, prejudice or affect any bill, note, guarantee, mortgage, pledge, charge or other security of any kind whatsoever which the Bank may have for the Obligations or any of them or any right, remedy or privilege of the Bank’s thereunder.

12.	REMEDIES, TIME OR INDULGENCE

(a)
The rights, powers and remedies provided by this Security Agreement are cumulative and are not, nor are they to be construed as, exclusive of any right of set-off or other rights, powers and remedies provided by law.

(b)
No failure on the Bank’s part to exercise, or delay on the Bank’s part in exercising, any of the rights, powers and remedies provided by this Security Agreement or by law (each a "Bank’s Right") shall operate as a waiver thereof, nor shall any single or partial waiver of any Bank’s Right preclude any further or other exercise of that Bank’s Right or the exercise of any other Bank’s Right.

(c)
The Bank may in its discretion grant time or other indulgence or make any other arrangement, variation or release with any person(s) not party hereto (irrespective of whether such person(s) is/are jointly liable with the Chargor) in respect of the Obligations or in any way affecting or concerning them or any of them or in respect of any security for the Obligations or any of them, without in any such case prejudicing, affecting or impairing the security hereby constituted, or any Bank’s Right or the exercise of the same, or any indebtedness or other liability owed by the Chargor to the Bank.

13.	ACCOUNTS

(a)
If the Bank shall at any time receive notice of any subsequent mortgage, assignment, charge or other interest affecting all or any part of the Charged Portfolio the Bank may open a new account or accounts for the Chargor in the Bank’s books. If the Bank does not do so, then (unless the Bank gives to the Chargor express written notice to the contrary) as from the time of receipt of such notice by the Bank, all payments made by the Chargor to the Bank shall in the absence of any express appropriation by the Bank to the contrary be treated as having been credited to a new account of the Chargor’s and not as having been applied in reduction of the Obligations at the time when the Bank received the notice.

(b)
All monies received, recovered or realised by the Bank under this Security Agreement (including the proceeds of any conversion of currency) may in the Bank’s discretion be credited to any suspense or impersonal account and may be held in such account for so long as the Bank shall think fit (with interest accruing thereon at such rate, if any, as the Bank may deem fit) pending their application from time to time (as the Bank shall be entitled to do in its discretion) in or towards the discharge of any of the Obligations.

(c)
In case the Bank shall have more than one account for the Chargor in its books, the Bank may at any time after making any demand for payment or other discharge of any of the Obligations or after the Bank shall have received notice of any subsequent charge or other interest affecting all or any part of the Charged Portfolio, and without prior notice in that behalf, forthwith transfer all or any part of any balance standing to the credit of any such account to any other such account which may be in debit.

14.	CURRENCY

(a)
For the purpose of or pending the discharge of any of the Obligations the Bank may convert any monies received, recovered or realised or subject to application by the Bank under this Security Agreement (including the proceeds of any previous conversion under this Clause) from their existing currency of denomination into such other currency of denomination as the Bank may think fit, and any such conversion shall be effected at the Bank’s then prevailing spot rate of exchange for obtaining such other currency with the existing currency.

(b)	References herein to any currency extend to any funds of that currency and for the avoidance of doubt funds of one currency may be converted into different funds of the same currency.

15.	COST, CHARGES AND EXPENSES

All the Bank’s reasonable costs, charges and expenses incurred in the exercise of any Bank’s Right, or in connection with the execution of or otherwise in relation to this Security Agreement or in connection with the perfection or enforcement of the security hereby constituted or any other security held by the Bank for the Obligations or any guarantee to the Bank in respect thereof, shall be reimbursed to the Bank by the Chargor on demand on a full indemnity basis together with interest from the date of the same having been incurred to the date of payment at such rate or rates as the Bank may determine in relation to the currency involved.

16.	LAW AND JURISDICTION

This Security Agreement shall be governed by English law and both the Bank and the Chargor hereby irrevocably submit to the jurisdiction of the English courts in respect of any dispute which may arise from or in connection with this Security Agreement.

17.	PROVISIONS SEVERABLE

Each of the provisions contained in this Security Agreement shall be severable and distinct from one another and if at any time any one or more of such provisions is or becomes invalid, illegal or unenforceable, the validity, legality and enforceability of each of the remaining provisions of this Security Agreement shall not in any way be affected, prejudiced or impaired thereby.

18.	NOTICES

(a)	Any notice or demand to be served on the Chargor by the Bank hereunder may be served:-

(i)	by letter addressed to the Chargor or to any of the Chargor’s officers and left at the Chargor’s registered office or at any one of the Chargor’s principal places of business; or

(ii)	by posting the same by letter addressed in any such manner as aforesaid to such registered office or any such principal place of business; or

(iii)	by facsimile addressed in any such manner as aforesaid to any then published facsimile number of the Chargor.

(b)
Any notice or demand to be served on the Bank by the Chargor hereunder must be served on the Bank either at the Bank’s address stated at the beginning of this Security Agreement (or such other address as the Bank may notify the Chargor of from time to time); or by facsimile to such number as the Bank may notify the Chargor of from time to time.

(c)	Any notice or demand:-

(i)
sent by post in accordance with Clause 18(a) to an address in the Republic of Ireland or in the United Kingdom shall be deemed to have been served on the Chargor at 10.00 a.m. (London time) on the first Business Day after the date of posting (in the case of an address in the Republic of Ireland) and on the second Business Day after posting (in the case of an address in the United Kingdom) or, in the case of an address outside the Republic of Ireland or the United Kingdom (or a notice or demand to the Bank), shall be deemed to have been served on the relevant party at 10.00 a.m. (London time) on the third Business Day after and exclusive of the date of posting; or

(ii)	sent by facsimile in accordance with Clause 18(a) shall be deemed to have been served on the relevant party when dispatched.

In proving such service by post it shall be sufficient to show that the letter containing the notice or demand was properly addressed and posted and such proof of service shall be effective notwithstanding that the letter was in fact not delivered or was returned undelivered.

19.	THE BANK’S DISCRETIONS

Any liberty or power which may be exercised or any determination which may be made hereunder by the Bank may be exercised or made in the Bank’s absolute and unfettered discretion and the Bank shall not be under any obligation to give reasons therefor.

20.	ASSIGNMENT

The Bank shall have a full and unfettered right to assign and transfer the whole or any part of its rights and obligations under this Security Agreement and the expression the "Bank" wherever used herein shall be deemed to include its assignees, novatees and other successors, whether immediate or derivative, who shall be entitled to enforce and proceed upon this Security Agreement in the same manner as if named herein. The Bank shall be entitled to impart any information concerning the Chargor to any such actual or proposed assignee, novatee or other successor or any participant.  In the event the Bank does impart any such information concerning the Chargor to any actual or proposed assignee, it shall notify the Chargor.

21.	INTERPRETATION

(a)	In this Security Agreement:-

"Agreement" means (whether made on or before the date hereof or at any time hereafter) each agreement between the Chargor (or by any person for or on behalf of the Chargor) and the Bank, pursuant to which the Bank has established, maintained, amended, renewed or substituted or arranged for the establishment, maintenance, amendment, renewal or substitution of a Credit;

"Bank’s Requirements" means the Bank's requirements in respect of the component parts of the Charged Portfolio all as set forth in the column of the table set out in Schedule Three headed "Bank's Requirements" or as may be notified from time to time by the Bank to the Chargor;

"Charged Portfolio" means at any time all the Chargor’s right, title and interest in and to:

(i)	all of the Deposits;

(ii)	all Securities which are held by, to the order, for the account or under the control or direction of, the Custodian;

(iii)	all Securities which are held by any clearance system on behalf of, for the account of or to the order of the Custodian;

(iv)	all right, benefits and proceeds attaching to or arising from or in respect of any of the Securities referred to in (ii) and (iii) above;

(v)	any of the foregoing at any time delivered, transferred or assigned by the Custodian to the Bank;

"Credit" means each letter of credit or similar or equivalent instrument from time to time established, maintained, amended, renewed or substituted pursuant to an Agreement and shall include any portion of any single letter of credit or similar or equivalent instrument which is attributable by the Bank to the Chargor and which was established, maintained, amended, renewed or substituted pursuant to an Agreement and/or any agreement between the Bank and another person incorporating similar instructions;

"Custodian" means the above-mentioned Custodian or such other person as the Chargor and the Bank may agree to in writing from time to time;

 "Custodian’s Undertaking" means an undertaking in the form set out in Schedule Two duly executed by the Custodian as the same may be amended or substituted with the prior written consent of the Bank from time to time;

"Deposits" means:

(i)	all sums of money standing to the credit of any account opened or maintained by the Custodian for the Chargor;

(ii)	all sums of money standing to the credit of any account opened or maintained by any clearance system for the Chargor and under the direction or control of the Custodian; and

(iii)	all sums of money standing to the credit of any account opened or maintained by any clearance system for the Custodian;

 “Letter of Credit Value” means:

(i) in respect of each component of the Charged Portfolio (x) the market value of Security, or as the case may be (y) the value of a Deposit, in each case:

(1)	subject to the provisions of Schedule Four; and

(2)	multiplied by the percentage specified in the table set out in Schedule Three under the column headed "Letter of Credit Value" for that type of Security or, as the case may be, a Deposit,

and if at any time there is more than one component part to the Charged Portfolio, the Letter of Credit Value for the Charged Portfolio shall be the sum of the Letter of Credit Values for each component part of Charged Portfolio; or

(ii)	such other amount calculated in such other manner as may be notified from time to time by the Bank to the Chargor; and

"Obligations" means any and all of the present or future, actual or contingent, obligations of the Chargor to the Bank hereunder, under any Agreement (whether incurred alone or jointly and whether as principal or severally or in some other capacity).

"Required Account Value" has the meaning given to that term in the Pledge Agreement.

(b)	Any reference in this Security Agreement to:-

a "Business Day" shall be construed as a reference to a day (other than a Saturday or Sunday) on which banks are generally open for business in London and New York;

a "clearance system" means Clearstream Banking, Luxembourg, CREST (being the clearance system operated by Crestco Limited), The Depository Trust Company and such other clearance system as may from time to time be used in connection with transactions relating to any Securities, and any depository for any of the foregoing;

a "Clause" is, unless otherwise stated, a reference to a Clause hereof;

a "person" shall be construed as a reference to any person, firm, company, corporation, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing;

a "Schedule" is, unless otherwise stated, a reference to a schedule hereto; and

"Securities" shall be construed as a reference to bonds, debentures, notes, stocks, shares, warrants, units or other securities and all moneys, rights or property which may at any time accrue or be offered (whether by way of bonus, redemption, preference, option or otherwise) in respect of any of the foregoing (and without limitation, shall include any of the foregoing not constituted, evidenced or represented by a certificate or other document but by an entry in the books or other permanent records of the issuer, a trustee or other fiduciary thereof, or a clearance system).

(c)
Any reference in this Security Agreement to another agreement, arrangement or undertaking shall be construed as a reference to such other agreement, arrangement or undertaking as the same may have been, or may from time to time be, amended, varied, supplemented, novated or assigned.

(d)	Clause and Schedule headings are for ease of reference only.

(e)	Any reference in this Security Agreement to the singular includes the plural and vice versa.

(f)	A person who is not a party to this Security Agreement has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Security Agreement.

IN WITNESS whereof this Security Agreement has been signed by the Bank, and the Chargor has executed and unconditionally delivered this Security Agreement as a DEED on the date first above stated.

FLAGSTONE REASSURANCE SUISSE S.A.

_/s/ Patrick Boisvert_ ___________
Patrick Boisvert

Dated January 22, 2009

Accepted and agreed for and on behalf of

CITIGROUP EUROPE PLC

________/s/ Mary O'Neill_________________
(Signature(s))

Dated January 22, 2009

SCHEDULE ONE

NOTICE OF CHARGE OF CHARGED PORTFOLIO

To:	CITIBANK, N.A.

CITIGROUP CENTRE, CANADA SQUARE

CANARY WHARF, LONDON E14 5LB

We refer to the Security Agreement (the "Security Agreement") dated__________________20___ entered into by us in favour of Citibank Europe plc of Insurance Letter of Credit Department, 2nd Floor, 1 North Wall Quay, Dublin 1, Republic of Ireland (the "Bank"), a copy of which is annexed hereto. Terms defined in the Security Agreement shall have the same meanings herein.

Notice is hereby given by us to you that, by and pursuant to the Security Agreement, we have charged in favour of the Bank all of the Charged Portfolio.

Yours faithfully,

For and on behalf of

**____________________________
    (**Full name of Chargor)

     ____________________________
         (Signature(s))

      Dated______________________

 SCHEDULE TWO

Custodian’s Undertaking

Name of Custodian and address of its registered or principal office:
CITIBANK, N.A., FAO: INSURANCE LETTER OF CREDIT PRODUCT MANAGER,
CITIGROUP CENTRE, CANADA SQUARE, CANARY WHARF LONDON E14 5LB

                   (the "Custodian")

Name of Chargor and address of its registered or principal office: Flagstone Réassurance Suisse, SA, Rue du College 1, CH-1920, Martigny, Switzerland CH-621.3.007.041-9

facsimile no: +41 27 721 00 11 Company Number:             (the "Chargor")

Date of Security Agreement (Portfolio - Third Party - Citibank, N.A. as Custodian) (Form 21/CIFS): December 2008

To:	CITIBANK EUROPE PLC (the "Bank")
Insurance Letter of Credit Department
2nd Floor
1 North Wall Quay
Dublin 1
Republic of Ireland

We, the Custodian, refer to the above-mentioned Security Agreement (the "Security Agreement") between the Chargor and the Bank and acknowledge receipt of the Notice of Charged Portfolio dated                              20      that we have received in respect thereof.  Save where the context otherwise requires, terms defined in the Security Agreement shall have the same meanings herein.

In consideration of the Bank establishing, maintaining, amending, renewing or substituting or arranging the establishment, maintenance, amendment, renewal or substitution of a Credit pursuant to any Security Agreement or otherwise granting financial accommodation to the Chargor and pursuant to instructions received by the Custodian from the Chargor, the Custodian hereby represents and irrevocably undertakes and agrees to and with the Bank as follows:

1.	The Custodian will hold the Charged Portfolio to the Bank’s order and for such purposes will act as pledgeholder for and on behalf of the Bank.

2.
The Custodian will ensure that the Bank has, at all times, such access (electronic or otherwise) to the collateral platform computer systems and records currently named "Secore" and "CPSE/Cosmos" which are maintained by the Custodian (and any successor or replacement computer systems and/or records) (collectively the "Computer Systems") as the Bank may require from time to time).

3.	The Custodian will ensure that:
(a)	the Computer Systems display, at all times, all the information that the Bank may require from time to time; and

(b)	that such information is correct, complete and up-to-date at all times.

4.	The Custodian shall:
(a)
by 9am GMT on every day that banks are generally open for business in the country where the Charged Portfolio is deposited (a “Custodian Business Day”) deliver to the Bank by Swift (or such other method as the Bank may reasonably specify) via MT535 to CITIIE2XTRD (or such other address as the Bank may notify the Custodian of from time to time) a statement in a form reasonably acceptable to the Bank of the Charged Portfolio, each component thereof and the aggregate value thereof as at close of business on the prior Custodian Business Day (the “Daily Statement”); and

(b)	within five Custodian Business Days of the date of this Undertaking:

(i)
inform the Bank of a further method by which it will deliver the Daily Statement as a contingency in the case of failure relating to the method by which the Custodian will usually deliver the Daily Statement, such contingent method to be agreed by the Bank; and

(ii)
provide the Bank with a list of persons and their accompanying contact details (which the Custodian will update from time to time and provide to the Bank promptly after such update) with whom the Bank may liaise in respect of the Daily Statement.

5.
Save in respect of a disposal to a third party in the market of a component part of the Charged Portfolio and the substitution therefor of other securities or money, the Custodian will not dispose of or part with possession or control of all or any part of the Charged Portfolio, save (i) to the Bank or (ii) to any person with the Bank’s prior written consent or (iii) in respect of any part of the Charged Portfolio which the Bank notifies to the Custodian represents an excess over the Required Value, to the Chargor or as it may direct.

6.
The Custodian shall deliver, transfer or assign to the Bank on the Bank’s first written demand all the Charged Portfolio (or, if the Bank shall so require, any component part of the Charged Portfolio) and all certificates and other instruments evidencing title thereto or necessary or desirable in order for the Bank to acquire good and marketable title hereto.

7.
All rights and interests of the Custodian in or towards the Charged Portfolio or any part thereof are and shall be subordinated and postponed to the Bank’s rights and interests therein under and pursuant to the Security Agreement, save that the Custodian shall be entitled to debit any account of the Chargor with the Custodian (i) with any reasonable fees or commissions due and owing by the Chargor to the Custodian in respect of the Charged Portfolio or part thereof, (ii) for the purchase price of any securities to be included in the Charged Portfolio or (iii) for any indemnity in respect of third party claims to which the Custodian is entitled.

8.
(a)	Any notice, demand or other communication to be served on us by you (or vice versa) hereunder must be served on the relevant party:

(i)	at such party's address stated at the beginning of this Undertaking (or such other address as either party may notify the other of from time to time); or

(ii)	by facsimile to such number as either party may notify the other of from time to time;

(b)	Any notice, demand or other communication:-

(i)	sent by post to either party shall be deemed to have been served on the relevant party at 10.00 a.m. (London time) on the third Business Day after and exclusive of the date of posting; or

(ii)	sent by facsimile in accordance with this paragraph shall be deemed to have been served on the relevant party when dispatched.

In proving such service by post it shall be sufficient to show that the letter containing the notice, demand or other communications was properly addressed and posted and such proof of service shall be effective notwithstanding that the letter was in fact not delivered or was returned undelivered.

9.
This Undertaking shall be governed by and construed in accordance with, English law and, for the benefit of the Bank, the Custodian hereby irrevocably submits to the jurisdiction of the English courts in respect of any dispute which may arise from or in connection with this Undertaking.

10.	A person who is not a party to this Undertaking has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Undertaking
11.	Save as expressly provided herein, the Custodian shall have no further obligations or liabilities to the Bank in relation to the Charged Portfolio.

_________________________________
(Authorised Signatory)
for and on behalf of the Custodian

___________________________20_____

SCHEDULE THREE

Letter of Credit Value and Bank's Requirements

Bank's Requirements
Description of component part of Charged Portfolio	Issuer	Rating	Letter of Credit Value
Cash
Deposits	N/A	N/A	100%
Securities
Government Securities	US Government or the central government of an OECD (Organisation for Economic Co-operation and Development) country	AA or AA equivalent or better	90% of the fair market value of such Securities
US Government Agency Securities
The Federal Home Loan Mortgage Corporation or any successor thereto;

The Federal National Mortgage Association or any successor thereto; and/or

The Government National Mortgage Association or any successor thereto.

		AA or AA equivalent or better	90% of the fair market value of such Securities
Corporate Bonds
US/OECD Domiciled Corporate Entities, PROVIDED HOWEVER, that (i) a maximum of $100,000,000 in issued Credits can be secured with Corporate Bonds; (ii) not more than 10% by value shall be represented by bonds issued by any one issuer; and (iii) each Bond shall mature not more than 10 years after the date upon which it comes within the Charged Portfolio.

		AA or AA equivalent or better	82.5% of the fair market value of such Securities

CREDITS WITH A TENOR IN EXCESS OF 15 MONTHS (INCLUSIVE OF ANY NOTICE PERIOD TO THE BENEFICIARIES) MAY ONLY BE SECURED BY GOVERNMENT SECURITIES OR US GOVERNMENT AGENCY SECURITIES

SCHEDULE FOUR

Currency Margins

1.
Where the Charged Portfolio or a portion thereof is denominated in the same currency as a Credit (the "Credit Currency"), the Charged Portfolio or such portion thereof shall have a value of 100% of its current value in the relative Credit Currency; and for this purpose the Bank shall notionally match each Credit with the Charged Portfolio or a portion thereof denominated in the relative Credit Currency.

2.
Where the Charged Portfolio or a portion thereof is denominated in a currency other than the relative Credit Currency, both the Letter of Credit Value (or, where only a portion of the Charged Portfolio is in the relative Credit Currency, the balance of the Letter of Credit Value remaining unmatched) and the Charged Portfolio or such portion thereof shall be notionally converted into a common base currency (as the Bank may in its discretion determine); and following such notional conversion the Charged Portfolio or such portion thereof shall suffer a deduction of the Relevant Percentage, to cover exchange movements that may from time to time affect the value of the underlying unmatched Charged Portfolio or a portion thereof and the contingent obligations to which it relates.

3.	The "Relevant Percentage" means:

(a)	where the Charged Portfolio or a portion is denominated in U.S. dollars, Canadian dollars or sterling, 10%;

(b)	where the Charged Portfolio or a portion thereof is denominated in Euro, Swiss Francs or Japanese yen, 15%; and

(c)	where the Charged Portfolio or a portion there is denominated in any other currency, 25%.

4.	For the purposes of each notional conversion to be effected hereunder the provisions of Clause 14(a) shall apply mutatis mutandis.